OPPENHEIMER SENIOR FLOATING RATE FUND

Supplement dated March 24, 2010, to the
Prospectus dated November 25, 2009

This supplement amends the Prospectus of Oppenheimer Senior Floating Rate Fund (the “Fund”), dated November 25, 2009, and is in addition to the supplement dated February 26, 2010:

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund’s shareholders to amend the Fund’s investment objective. Effective June 1, 2010, the Fund’s investment objective will change to the following: The Fund seeks as high a level of current income as is consistent with investing primarily in senior floating rate loans and other debt securities.

March 24, 2010                                                                      PS0291.034